UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2013

CAMCO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

814 Wheeling Avenue, Cambridge, Ohio 43725

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (740) 435-2020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On October 11, 2013, BKD, LLP (“BKD”), the independent registered public accounting firm engaged by Camco Financial Corporation (the “Company”), announced its resignation. BKD stated that its resignation was due to the announcement of the acquisition of the Company by Huntington Bancshares Incorporated.

The Company engaged BKD on August 27, 2013 to be its independent registered public accounting firm. BKD had not yet provided any report on the financial statements of the Company, and thus, has not provided a report containing an adverse opinion or a disclaimer of opinion, nor one that was qualified or modified as to uncertainty, audit scope, or accounting principles.

Since the date the Company engaged BKD, there have been no disagreements between the Company and BKD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided BKD with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested that BKD furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of BKD’s letter dated October 18, 2013 is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On October 16, 2013, the Company engaged Plante & Moran PLLC (“Plante”) to be its new independent registered public accounting firm. Plante had previously served as the Company’s independent registered public accounting firm, including during the two fiscal years ended December 31, 2011 and 2012 and during the 2013 fiscal year until the Company dismissed Plante on August 27, 2013.

Following Plante’s audits of the Company’s consolidated financial statements as of, and for the years ended, December 31, 2010, 2011 and 2012, Plante provided the Company an opinion that the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2010, 2011 and 2012, and the results of its operations and its cash flows for each of the fiscal years ended December 31, 2010, 2011 and 2012 in conformity with generally accepted accounting principles (“GAAP”). Plante’s audit opinions, dated March 29, 2011, March 28, 2012 and March 18, 2013, respectively, were each included in the Company’s Form 10-K for the respective fiscal years and are hereby incorporated by reference to the “Report of Independent Registered Public Accounting Firm” in the Company’s Forms 10-K filed on March 30, 2011, March 30, 2012 and March 19, 2013.

Following Plante’s audits of the Company’s consolidated statement of net assets available for benefits of Camco Financial & Subsidiaries Salary Savings Plan (the “Plan”) for the fiscal years ended December 31, 2010, 2011 and 2012, Plante provided the Company an opinion that the Company’s financial statements present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 2010, 2011 and 2012 and the changes in net assets available for benefits for the years ended December 31, 2010, 2011 and 2012 in conformity with GAAP. Plante’s audit opinions, dated June 20, 2011, June 13, 2012 and June 27, 2013, respectively, were each included in the Company’s Form 11-K for the respective fiscal years and are hereby incorporated by reference to the “Report of Independent Registered Public Accounting Firm” in the Company’s Forms 11-K filed on June 22, 2011, June 14, 2012 and June 27, 2013.

During the two fiscal years ended December 31, 2011 and 2012 and from January 1, 2013 through the date of this Report, (i) there were no disagreements with Plante, except as described below concerning the valuation of real estate owned (“REO”), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to Plante’s satisfaction, would have caused Plante to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as described below concerning the allowance for loan loss analysis. Plante indicated to the members of the Company’s Audit and Risk Management Committee that the Company’s internal controls contained material weaknesses concerning the valuation of REO and the allowance for loan loss analysis as of December 31, 2011. The Company, however, determined that its internal control over financial reporting was effective as of December 31, 2011.

Regarding the valuation of REO, Plante and the Company’s management, including the Company’s Audit and Risk Management Committee, engaged in multiple discussions on the valuation assumptions and consideration of observable data for determining the fair value of REO at the time of acquisition and throughout the holding period. Plante requested that the Company provide the analysis the Company completed to determine the fair value of the REO in accordance with GAAP. The Company provided Freddie Mac Home Value Explorer and county auditor values for properties held at December 31, 2011 as data points and indicated that this information supported the carrying value at December 31, 2011. Plante expressed the opinion that this information, while not irrelevant, was insufficient to evaluate fair value as required by GAAP. Ultimately, after further analysis by both the Company and Plante of actual property sales in comparison to fair value estimates, the Company recorded an entry to reduce the recorded value of REO by $950,000.

Plante and the Company’s management, including the Company’s Audit and Risk Management Committee, also engaged in multiple discussions regarding the allowance for loan loss analysis. Plante advised the Company as to the effects of multiple minor deficiencies. Plante noted that the allowance for loan loss calculation model contained inherent limitations that needed to be addressed. Those limitations included: i) the utilization of too many loan segments for calculating historical losses, ii) the utilization of default rates that are not supported by factual data for loan segments without historical losses, and iii) the application of qualitative adjustments to the classified loan portfolio but not the general loan portfolio. Plante also advised as to the use of a more appropriate impairment measurement method for calculating impaired loans and the proper documentation of such calculations. Finally, Plante noted there was limited documentation to support the conclusion as to the write-downs of two of the three commercial loans sold during 2011, which were recorded through the allowance for loan losses versus the loss on sale recognized in the income statement. The activities related to loan sales have the potential to have a material impact on the historical loss calculations for purposes of the allowance for loan losses. Since that time, the Company has modified its allowance for loan loss analysis to address all of these items noted above.

The Company did not consult BKD regarding any of the issues described above.

In accordance with Item 304(a)(2)(D) of Regulation S-K, the Company provided Plante with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Plante review the disclosure required by this Item 304(a) of Regulation S-K before it is filed with the SEC. The Company provided Plante the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company above. A copy of Plante’s letter dated October 18, 2013 is filed as Exhibit 16.2 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	BKD Letter to SEC regarding change in certifying accountant

16.2	Plante Letter to SEC regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMCO FINANCIAL CORPORATION

By:	/s/ James E. Huston
James E. Huston
Chief Executive Officer

Date: October 18, 2013

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